United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

February 13, 2023

Date of Report (Date of earliest event reported)

Roth CH Acquisition IV Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40710	83-3583873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCG	The Nasdaq Stock Market LLC
Warrants	ROCGW	The Nasdaq Stock Market LLC
Units	ROCGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Roth CH Acquisition IV Co.

On February 13, 2023, Roth CH Acquisition IV Co. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of approving: (i) the Director Election Proposal and (ii) the Auditor Ratification Proposal. For more information on these proposals, which are described below, please refer to the Company’s proxy statement, dated January 27, 2023. As of the record date of January 19, 2023, there were 5,714,749 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies were received for 5,111,682 shares of common stock, or approximately 89.45% of the shares issued and outstanding and entitled to vote at the Annual Meeting; therefore a quorum was present. The Annual Meeting was held as required by Nasdaq Listing Rule 5620(a) and to regain compliance with the listing rules.

Director Election Proposal — a proposal to re-elect the six current directors to the Company’s Board of Directors.

The six director nominees proposed by the Company’s Board of Directors were each re-elected to serve as a director until their successors are duly elected and qualified or until their earlier resignation or removal. The final voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Vote
Byron Roth	4,834,870	276,812	0
John Lipman	5,111,682	0	0
Molly Montgomery	5,111,682	0	0
Daniel M. Friedberg	5,111,682	0	0
Adam Rothstein	5,111,682	0	0
Sam Chawla	5,111,682	0	0

Auditor Ratification Proposal — a proposal to ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2022.

Stockholders voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The Auditor Ratification Proposal received the following final voting results:

For	Against	Abstain
5,111,680	1	1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2023

ROTH CH ACQUISITION IV CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Co-Chief Executive Officer and Chairman of the Board